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DIRECTORS                                               OFFICERS
Barton M. Biggs                                         Stefanie V. Chang
CHAIRMAN OF THE BOARD                                   VICE PRESIDENT
Chairman and Director, Morgan Stanley Asset Management  Harold J. Schaaff, Jr.
Inc. and Morgan Stanley                                 VICE PRESIDENT
Asset Management Limited; Managing                      Joseph P. Stadler
Director, Morgan Stanley & Co. Incorporated             VICE PRESIDENT
Michael F. Klein                                        Valerie Y. Lewis
DIRECTOR AND PRESIDENT                                  SECRETARY
Principal, Morgan Stanley Asset Management Inc. and     Karl O. Hartmann
Morgan Stanley & Co. Incorporated                       ASSISTANT SECRETARY
John D. Barrett II                                      Joanna M. Haigney
Chairman and Director,                                  TREASURER
Barrett Associates, Inc.                                Rene J. Feuerman
Gerard E. Jones                                         ASSISTANT TREASURER
Partner, Richards & O'Neil LLP
Andrew McNally IV
River Road Partners
Samuel T. Reeves
Chairman of the Board and Chief Executive Officer,
Pinacle L.L.C.
Fergus Reid
Chairman and Chief Executive Officer, LumeLite
Plastics Corporation
Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin &
Boehm, P.C.

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INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
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DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020
           ---------------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
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LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
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INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

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For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                               BALANCED PORTFOLIO
                              FIRST QUARTER REPORT
                                 MARCH 31, 1998

LETTER TO SHAREHOLDERS
-------

The Balanced Portfolio's value investment objective is to seek high total return while preserving capital by investing in a combination of undervalued equity securities and fixed income securities.

PERFORMANCE COMPARED TO INDATA BALANCED-MEDIAN INDEX(1)
----------------------------------------------------

                                                   TOTAL RETURNS(2)
                                   ------------------------------------------------
                                                                          AVERAGE
                                                             AVERAGE      ANNUAL
                                                  ONE      ANNUAL FIVE     SINCE
                                      YTD        YEAR         YEARS      INCEPTION
                                   ---------  -----------  -----------  -----------
PORTFOLIO--CLASS A...............       7.55%      24.48%       12.35%       11.89%
PORTFOLIO--CLASS B...............       7.44       24.12          N/A        15.62
INDEX--CLASS A...................       8.29       26.97        14.03        13.14
INDEX--CLASS B...................       8.29       26.97          N/A        18.54

1. The Indata Balanced-Median Index is an unmanaged index and includes an asset allocation of 5% cash, 35% bonds and 60% equity based on $56 billion in assets among 759 portfolios as of March 31, 1998 (includes dividends).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Balanced Portfolio's asset allocation strategy between equities, fixed income and cash is based upon our estimate of the portfolio's risk. Since equities are the highest risk asset class, we have maintained a below average equity exposure during past periods of high market valuation. Typically, our equity exposure will range between 35% and 65% with an expected long term average of 55%.

For the three months ended March 31, 1998, the Portfolio had a total return of 7.55% for the Class A shares and 7.44% for the Class B shares compared to a total return of 8.29% for the Indata Balanced-Median Index (the "Index"). For the one year ended March 31, 1998, the Portfolio had a total return of 24.48% for the Class A shares and 24.12% for the Class B shares, compared to a total return of 26.97% for the Index. For the five year period ended March 31, 1998, the average annual total return of Class A was 12.35% compared to 14.03% for the Index. From inception on February 20, 1990 through March 31, 1998, the average annual total return of Class A was 11.89% compared to 13.14% for the Index. From inception on January 2, 1996 through March 31, 1998, the average annual total return of Class B was 15.62% compared to 18.54% for the Index.

Our asset allocation, based on market value at March 31, 1998, is as follows:

EQUITIES...........................................       51.7%
FIXED INCOME.......................................       37.2
CASH...............................................       11.1
                                                           ---
                                                           100%
                                                           ---
                                                           ---

For the quarter ended March 31, 1998, the equity component of the Balanced Portfolio had a gross return of 13.56% compared to the S&P 500 return of 13.96%.

A rough beginning to the quarter in early January developed into a surprisingly resilient market and double digit gains. Profit concerns subsided early in the quarter as fourth quarter earnings releases failed to generate any significant surprises. Views on Asia continued to shift during the quarter, subsiding as evidence appeared of a strengthening U.S. economy and employment, and resurfacing as new evidence of earnings pressure appeared. However, even reduced first quarter earnings expectations did not prevent the market from setting new highs. A strong economy, low inflation, low interest rates, favorable liquidity and a reasonable profit outlook beyond the first quarter were the prevailing factors that drove the market.

Large cap stocks continued to outperform small cap stocks and growth outperformed value during the first quarter. The larger cap Russell 1000 returned 13.30% for the quarter compared to the smaller cap Russell 2000 return of 10.11%. The Russell 1000 Value Index increased 11.66% for the quarter compared to the Russell 1000 Growth Index return of 15.01%.

The equity component of the Balanced Portfolio holds the same undervalued companies that are held in the Value Equity Portfolio. The equity portion of the Portfolio has a wide valuation gap as compared to the characteristics of the S&P 500.

                                       PRICE-EARNINGS    PRICE-BOOK
                                       ---------------  -------------
VALUE EQUITY PORTFOLIO...............         18.0X            3.7X
S&P 500..............................         27.0X            6.0X

During the quarter, the best performing sectors in the equity portion of the Portfolio were consumer durables, up 24%, retail, also up 24%, and technology, up 19%. Underperforming sectors for the quarter included consumer non-durables, down 6%, capital goods, up 5%, and energy, up 6%. The best performing stocks in the quarter were Banc One, up 29%, Meritor Automotive, JC Penney, and United Technologies, all up 27%. Stocks providing the biggest disappointment included Philip Morris, down 7%, Texas Utilities, down 4%, Atlantic Richfield, down 1%, and Litton Industries, up 0.3%.

Changes made to the portfolio included increasing the exposure to the consumer durable sector, while decreasing the consumer non-durable exposure. We added to the Borg Warner Automotive and General Motors positions as valuations remained attractive and fundamentals remained intact. In consumer non-durables, we sold the RJR Nabisco position as the tobacco legislative outlook deteriorated in Congress. At the same time, we slightly increased the position in Philip Morris, a less contrarian tobacco name which is financially stronger to weather the coming tobacco battles.

We added to the energy stocks opportunistically after oil prices appeared to bottom and the sector sold off. In the financial services sector, we sold the remaining First of America position, as the merger with National City Corp. neared, and added a position in Allstate which should benefit from improving trends in the insurance claim area. In the chemical sector, we established a new position in Millennium Chemicals. We expect Millennium's highly incentivized management team to eventually exit the lower value commodity businesses and grow the higher margin operations which should drive both earnings growth and valuation. In retail, we sold Wal-Mart as the stock performed extremely well, and reached what we felt was fair value.

Within the aircraft and defense sectors, we sold the positions in Gulfstream Aerospace and Lockheed Martin, and established new positions in Northrop Grumman and Thiokol. We established the Northrop Grumman position after their proposed merger with Lockheed Martin appeared to fall apart. Northrop Grumman remains a strong fundamental franchise which, if it remains independent, will benefit as a consolidator of the defense industry. Thiokol has quietly become an industrial conglomerate and is currently benefiting from the upturn in the commercial aircraft sector, stabilization in its defense business and strong capital spending. In the transportation area, we sold American Airlines, while adding to Continental Airlines and establishing a new position in Northwest Airlines. We believe the proposed Continental/Northwest alliance should yield significant long term benefits to both carriers.

Compared to the S&P 500 Index, we continue to overweight financial services and utilities, and underweight technology and health care.

The fixed income portion of the Balanced Portfolio continues to maintain 100% exposure to intermediate-term U.S. Government securities. For the quarter ended March 31, 1998, the fixed income portion of the Portfolio had a total return of 1.58% compared to 1.5% for the Lehman Intermediate-Government/Corporate Index

(MSAM's fixed-income benchmark). The median fixed income return within balanced portfolios for the same quarter, as measured by Indata, which includes longer-duration benchmarks, was 1.6%.

The fixed income portion of the Portfolio began the year at a weighted average maturity of 3.6 years and average duration of 3.2. During the quarter, interest rates declined across all maturity spectrums, except for the thirty year bond, with the largest reductions occurring in the three and six month T-bill. At the end of the first quarter, the portfolio had a weighted average maturity of 3.4 years, and average duration of 2.9. With the uncertain direction of the economy and inflation, and even possible deflationary conditions from weakening Asian economies, expectations for interest rate cuts seem to have outweighed any inflationary expectations caused by the continued economic strength.

Stephen C. Sexauer
PORTFOLIO MANAGER

April 1998

INVESTMENTS (UNAUDITED)
----------
MARCH 31, 1998

                                                          VALUE
    SHARES                                                (000)
---------------                                         ---------
COMMON STOCKS (51.7%)
 BANKING (8.1%)
            550    Banc One Corp.                       $      35
            700    BankAmerica Corp.                           58
            600    BankBoston Corp.                            66
            550    Bankers Trust (New York) Corp.              66
            550    Chase Manhattan Corp.                       74
            500    Fleet Financial Group, Inc.                 43
            900    Mellon Bank Corp.                           57
            950    PNC Bank Corp.                              57
                                                        ---------
                                                              456
                                                        ---------
 CAPITAL GOODS (6.9%)
          1,600    Case Corp.                                 109
            700    Nothrop Grumman Corp.                       75
            400    Philips Electronics N.V. (New York
                    Shares)                                    29
          1,500    Thiokol Corp.                               73
          1,150    United Technologies Corp.                  106
                                                        ---------
                                                              392
                                                        ---------
 CHEMICALS (1.8%)
          1,000    E.I. du Pont de Nemours & Co.               68
          1,000    Milennium Chemicals Inc.                    34
                                                        ---------
                                                              102
                                                        ---------
 COMMUNICATIONS (3.5%)
          1,200    AT&T Corp.                                  79
            750    Sprint Corp.                                51
          1,200    U.S. WEST Communications Group              65
                                                        ---------
                                                              195
                                                        ---------
 CONSUMER CYCLICALS (6.7%)
            800    Borg-Warner Automotive, Inc.                51
          1,250    General Motors Corp.                        84
            750    J.C. Penney Co., Inc.                       57
          2,783    Meritor Automotive, Inc.                    74
          1,800    Ogden Corp.                                 52
          2,500    Woolworth Corp.                             62
                                                        ---------
                                                              380
                                                        ---------
 CONSUMER -- STAPLES (1.3%)
          1,825    Philip Morris Cos., Inc.                    76
                                                        ---------
 ENERGY (5.2%)
          1,300    Ashland, Inc.                               73
            900    Atlantic Richfield Co.                      71

                                                          VALUE
    SHARES                                                (000)
---------------                                         ---------
            900    Mobil Corp.                          $      69
          2,100    USX-Marathon Group                          79
                                                        ---------
                                                              292
                                                        ---------
 FINANCIAL (1.7%)
            850    American General Corp.                      55
            925    SLM Holding Corp.                           40
                                                        ---------
                                                               95
                                                        ---------
 HEALTH CARE (0.4%)
            550    Bausch & Lomb, Inc.                         25
                                                        ---------
 INSURANCE (3.2%)
            300    Allstate Corp.                              28
          1,050    Lincoln National Corp.                      89
            700    St. Paul Cos., Inc.                         62
                                                        ---------
                                                              179
                                                        ---------
 METALS (0.7%)
            650    Phelps Dodge Corp.                          42
                                                        ---------
 FOREST PRODUCTS (1.6%)
            500    Georgia-Pac                                 33
          2,500    Louisiana-Pacific Corp.                     58
                                                        ---------
                                                               91
                                                        ---------
 TECHNOLOGY (4.2%)
          1,350    Harris Corp.                                71
            900    Litton Industries, Inc.                     52
          1,400    SABRE Group Holdings, Inc.                  50
          1,200    Texas Instruments, Inc.                     65
                                                        ---------
                                                              238
                                                        ---------
 TRANSPORTATION (2.9%)
          1,800    Continental Airlines, Inc., Class
                    B                                         106
            500    Northwest Airlines Corp., Class A           31
            750    Ryder System, Inc.                          28
                                                        ---------
                                                              165
                                                        ---------
 UTILITIES (3.5%)
          2,400    NIPSCO Industries, Inc.                     67
          1,600    Pinnacle West Capital Corp.                 71
          1,450    Texas Utilities Co.                         57
                                                        ---------
                                                              195
                                                        ---------
TOTAL COMMON STOCKS (Cost $2,118)                           2,923
                                                        ---------

     FACE
    AMOUNT                                                VALUE
     (000)                                                (000)
---------------                                         ---------
FIXED INCOME SECURITIES (37.2%)
 US TREASURY NOTES (37.2%)
$         1,603    5.50%, 4/15/00                       $   1,600
            500    5.875%, 11/15/05                           504
                                                        ---------
TOTAL FIXED INCOME SECURITIES (Cost $2,064)                 2,104
                                                        ---------
SHORT-TERM INVESTMENT (9.8%)
 REPURCHASE AGREEMENT (9.8%)
            555    Chase Securities, Inc. 5.60%,
                    dated 3/31/97, due 4/01/98, to be
                    repurchased at $555
                    Collateralized by U.S. Treasury
                    Notes, 6.250%, due 4/30/01,
                    valued at $569
                    (Cost $555)                               555
                                                        ---------
TOTAL INVESTMENTS (98.7%) (Cost $4,737)                     5,582
                                                        ---------
OTHER ASSETS AND LIABILITIES (1.3%)
  Other Assets                                                713
  Liabilities                                                (638)
                                                        ---------
                                                               75
                                                        ---------
NET ASSETS (100%)                                       $   5,657
                                                        ---------
                                                        ---------

                                                         AMOUNT
                                                          (000)
                                                        ---------
CLASS A:
NET ASSETS                                                 $5,023
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 618,438 outstanding $.001 par value
  shares (authorized 500,000,000 shares)
                                                            $8.12
                                                        ---------
                                                        ---------
CLASS B:
NET ASSETS                                                   $634
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 78,371 outstanding $.001 par value
  shares (authorized 500,000,000 shares)
                                                            $8.09
                                                        ---------
                                                        ---------